Exhibit 10.1

AMENDMENT REGARDING INCREASE

This Amendment Regarding Increase (this “Amendment”) is made as of June 29, 2015, by and among ROUSE PROPERTIES, L.P. (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and one or more existing or new “Lenders” shown on the signature pages hereof.

R E C I T A L S

A.           Borrower, Administrative Agent and certain other Lenders have entered into a Secured Credit Agreement dated as of November 22, 2013, as amended by that certain Amendment Regarding Increase dated March 3, 2014 and that certain First Amendment to Secured Credit Agreement dated as of December 29, 2014 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.           Pursuant to the terms of the Credit Agreement, the Lenders agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount of up to $285,000,000.00 and a term credit facility in an aggregate principal amount of $260,000,000.00.  The Borrower and the Administrative Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $595,000,000.00; (ii) increase the Aggregate Line Commitment to $310,000,000.00; (iii) increase the Term Loan Commitment to $285,000,000.00; and (iv) admit of The Huntington National Bank as a “Lender” under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.           The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.           From and after June 29, 2015 (the “Effective Date”), The Huntington National Bank shall be considered as a “Lender” under the Credit Agreement and the Loan Documents, having a Commitment in the amount shown next to its signature on the signature pages of this Amendment.  The Borrower shall, on or before the Effective Date, execute and deliver to each new Lender a Note to evidence the Loans to be made by such Lender.

3.           From and after the Effective Date, the Aggregate Commitment shall equal Five Hundred Ninety-Five Million and No/100ths Dollars ($595,000,000.00).

4.           From and after the Effective Date, the Aggregate Revolving Commitment shall equal Three Hundred Ten Million and No/100ths Dollars ($310,000,000.00).

5.           From and after the Effective Date, the Aggregate Term Commitment shall equal Two Hundred Eighty-Five Million and No/100ths Dollars ($285,000,000.00).

6.           From and after the Effective Date, Schedule 1.1 of the Credit Agreement shall refer to Schedule 1.1 attached hereto and incorporated herein.

7.           For purposes of Section 14.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for The Huntington National Bank shall be as specified below its signature on the signature pages of this Amendment.

8.           Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as of the Effective Date with respect to the Loan Parties in existence on the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date.

9.           The undersigned Guarantors, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013 (the "Guaranty"), that they are Guarantors under the Guaranty and that their obligations under the Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Guarantor under such Guaranty.

10.         Except as expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.  From and after the date hereof, this Amendment shall constitute one of the “Loan Documents” as such term is defined in the Credit Agreement.  Moreover, from and after the date hereof, the “Credit Agreement” shall refer to the Credit Agreement as amended by this Amendment.

11.         This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

ROUSE PROPERTIES, L.P., a Delaware limited partnership

By:	Rouse GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

Address: Rouse Properties, Inc. c/o Rouse Properties, L.P. 1114 Avenue of The Americas, Suite 2800 New York, NY 10036 Attn: General Counsel Facsimile No: 212- 575-1386

The undersigned, being all of the Guarantors under that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013, hereby consent to the foregoing Second Amendment to Secured Credit Agreement.

ROUSE PROPERTIES, L.P., a Delaware limited partnership

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

ROUSE PROPERTIES, INC., a Delaware limited a liability corporation

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

BIRCHWOOD MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

CACHE VALLEY, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

SIKES SENTER, LLC, a Delaware limited liability company

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

COLONY SQUARE MALL L.L.C.

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

GGP-GATEWAY MALL L.L.C.

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

LANSING ANCHOR ACQUISITION, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

LANSING MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

MALL ST. VINCENT, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

NORTH PLAINS MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

 [SIGNATURES CONTINUED ON NEXT PAGE]

SIERRA VISTA MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

SILVER LAKE MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

SPRING HILL ANCHOR ACQUISITION, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

SPRING HILL MALL L.L.C.

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

 [SIGNATURES CONTINUED ON NEXT PAGE]

THREE RIVERS MALL L.L.C.

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

WESTWOOD MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

WHITE MOUNTAIN MALL, LLC

By:	/s/ John A. Wain
Authorized Signatory

SOUTHLAND MALL, L.P., a Delaware limited partnership

By:	Southland GP, LLC, a Delaware, its general partner

By:	/s/ Susan Elman
Name: Susan Elman
Its: Executive Vice President, General Counsel and Secretary

SOUTHLAND MALL ANCHOR ACQUISITION, LP, a Delaware limited partnership

By:	Southland Mall Anchor GP, LLC, a Delaware, its general partner

By:	/s/ Susan Elman
Name: Susan Elman
Its: Executive Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, individually and as the Administrative Agent

By:	/s/ Sara Smith
Name: Sara Smith
Title: Assistant Vice President

Revolving Commitment: $25,000,000.00 Term Commitment: $25,000,000.00 Total Commitment: $50,000,000.00
THE HUNTINGTON NATIONAL BANK, national banking association
By:           /s/ Florentina Djulvezan
Name: Florentina Djulvezan
Title:  Assistant Vice President

The Huntington National Bank
200 Public Square, 7th Floor (CM-17)
Cleveland, OH 44114
Attention: Scott Childs
Telephone:  (216) 515-6529
Facsimile:  (888) 987-9315

The Huntington National Bank
2361 Morse Road (NC1W26)
Columbus, OH 43229
Attention: Denise Arnold
Telephone:  (614) 480-2963
Facsimile:  (614) 480-2249

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Term Loan Commitment	Term Loan Commitment Percentage	Total Allocation	Total Allocation Aggregate Commitment Percentage
KeyBank National Association 127 Public Square, 8th Floor Cleveland, OH 44114 Attention: Joshua Mayers Telephone: (216) 689-0213 Facsimile: (216) 689-4997	$39,200,000.00	12.645161%	$40,800,000.00	14.315789%	$80,000,000.00	13.445378%
LIBOR Lending Office Same as Above
Bank of America, N.A. 135 S. LaSalle Street IL4-135-06-11 Chicago, IL 60603 Attention: Asad A. Rafiq Telephone: (312) 828-4116 Facsimile: (312) 992-9767	$39,200,000.00	12.645161%	$40,800,000.00	14.315789%	$80,000,000.00	13.445378%
LIBOR Lending Office Same as Above
Royal Bank of Canada 200 Vesey Street New York, NY 10281-8098 Attention: Brian Gross Telephone: (212) 266-4047 Facsimile: (212) 428-6459 Royal Bank of Canada Loans Administration 20 King St W - 4th Fl South Tower, 12th Fl Toronto, ON M5H 1C4 Attention: Mhara Eugenio Telephone: (416) 974-0388 Facsimile (212) 428-2372	$39,300,000.00	12.677419%	$23,200,000.00	8.140351%	$62,500,000.00	10.504200%
LIBOR Lending Office Same as Above
Barclays Bank PLC 745 7th Avenue New York, NY 10019 Attention: Mathew Cybul Telephone: (212) 526-5851 Facsimile: (212) 526-5115 Barclays 70 Hudson Street Jersey City, NJ 07302 Attention: US Loan Operations Telephone: (201) 499-0040 Facsimile: (972) 535-5728	$39,300,000.00	12.677419%	$23,200,000.00	8.140351%	$62,500,000.00	10.504200%
LIBOR Lending Office Same as Above
U.S. Bank National Association 209 S. LaSalle Street Suite 210 Chicago, IL 60604 Attention: Dennis J. Redpath Telephone: (312) 325-8875 Facsimile: (312) 325-8852	$23,200,000.00	7.483871%	$46,800,000.00	16.421053%	$70,000,000.00	11.764706%
LIBOR Lending Office Same as Above
Fifth Third Bank 222 S Riverside Plaza MD: GRVR3B Chicago, IL 60606 Attention: Casey Gehrig Telephone (312) 704-6206 Facsimile: (312) 704-7364	$16,600,000.00	5.354839%	$33,400,000.00	11.719298%	$50,000,000.00	8.403361%
LIBOR Lending Office Same as Above
Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010 Attention: William O'Daly Telephone: (212) 325-1986 Facsimile: (212) 743-2254	$50,000,000.00	16.129032%	$0.00	0.00000%	$50,000,000.00	8.403361%
LIBOR Lending Office Same as Above
RBS Citizens, N.A. 340 Madison Avenue, 22nd Floor New York, NY 10173 Attention: Jonathan Hirshey Telephone: (203) 897-4019	$13,200,000.00	4.258065%	26,800,000.00	9.403509%	$40,000,000.00	6.722689%
LIBOR Lending Office Same as Above
Credit Agricole CIB 1301 Ave of Americas, 18th Floor New York, NY 10019 Attention: William Knickerbocker Telephone: (212) 261-3564	$25,000,000.00	8.064516%	$25,000,000.00	8.771930%	$50,000,000.00	8.403361%
LIBOR Lending Office Same as Above
The Huntington National Bank 200 Public Square, 7th Floor (CM-17) Cleveland, OH 44144 Attention: Scott Childs Telephone: (216) 515-6529	$25,000,000.00	8.064516%	$25,000,000.00	8.771930%	$50,000,000.00	8.403361%
LIBOR Lending Office Same as Above
TOTAL	$310,000,000.00	100.00%	$285,000,000.00	100.00%	$595,000,000.00	100.00%